UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2006

AFFORDABLE RESIDENTIAL COMMUNITIES INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31987	84-1477939
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7887 E. Belleview Avenue, Suite 200, Englewood, CO		80111
(Address of principal executive offices)		(Zip code)

(303) 383-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On October 6, 2006, Affordable Residential Communities Inc. (the “Company”), ARC Insurance Holdings Inc., a wholly-owned subsidiary of the Company (“Buyer”), on the one hand, and C. Clifton Robinson, C.C. Robinson Property Company, Ltd. and The Robinson Charitable Remainder Unitrust (“Sellers”) on the other hand, entered into a Stock Purchase Agreement dated October 6, 2006 (the “Stock Purchase Agreement”) with respect to Buyer’s purchase of all of the outstanding shares of capital stock of NLASCO, Inc. (“NLASCO”).  Subject to the terms and conditions of the Stock Purchase Agreement, at the closing Buyer will purchase from Sellers all of the outstanding shares of capital stock of NLASCO in exchange for cash in the amount of $105,750,000 and 1,218,880 shares of the Company’s common stock.  The shares of common stock of the Company to be issued under the Stock Purchase Agreement will be placed in escrow pursuant to an escrow agreement to be entered into at closing.  The purchase price will be subject to adjustments based on (1) the GAAP stockholders’ equity of NLASCO as of the closing date as finally determined by the parties and (2) the amount of actual losses as of the 36-month anniversary of the closing date for claims arising out of events or circumstances that occurred or existed on or prior to the closing date, compared to the reserves for losses as reflected on the closing balance sheet for both reported claims and for incurred but not reported claims.

Additionally, Sellers will cause NLASCO to make a dividend or distribution to Sellers in an aggregate amount equal to the excess of (1) the closing date stockholders’ equity over (2) $71,009,382.

The Stock Purchase Agreement includes customary representations, warranties, covenants as well as indemnification and termination provisions.   At the closing, the parties will also enter into several ancillary agreements, including a noncompetition agreement, a registration rights agreement, an escrow agreement, a release, employment agreements and a share lock-up agreement.

The closing under the Stock Purchase Agreement will take place on the last day of a calendar month in which all conditions to the obligations of the parties to consummate the transactions contemplated by the Stock Purchase Agreement are satisfied or waived by the appropriate party or such other appropriate date as the parties may mutually determine.

The shares offered under the Stock Purchase Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “Commission”) or an applicable exemption from the registration requirements.  This notice shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state.

The preceding description of the Stock Purchase Agreement is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Flexpoint Stock Purchase Agreement

On October 6, 2006, the Company and Flexpoint Fund, L.P., a fund managed by Flexpoint Partners, LLC of Chicago, Illinois (“Flexpoint”), entered into a Stock Purchase Agreement (the “Flexpoint Stock Purchase Agreement”) pursuant to which Flexpoint will purchase 2,087,683 shares of the Company’s common stock at a cash purchase price of $9.58 per share subject to certain anti-dilution provisions.  Pursuant to a registration rights agreement to be entered into pursuant to the Flexpoint Stock Purchase Agreement, the Company will grant resale registration rights with respect to the shares to be purchased thereunder.  The closing under the Flexpoint Stock

Purchase Agreement is subject to various conditions.  Mr. Ford is a limited partner of Flexpoint Fund, L.P.

The shares offered to Flexpoint have not been registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration with the Commission or an applicable exemption from the registration requirements.  This notice shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state.

The preceding description of the Flexpoint Stock Purchase Agreement is qualified in its entirety by reference to the Flexpoint Stock Purchase Agreement, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

On October 6, 2006, the Company issued a press release on the proposed acquisition of NLASCO and the Flexpoint transaction described above.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.02               Unregistered Sales of Equity Securities.

The description of the Stock Purchase Agreement and the Flexpoint Stock Purchase Agreement described above under “Item 1.01  Entry into a Material Definitive Agreement is hereby incorporated by reference herein.  The offer and sale of the shares under the Stock Purchase Agreement and the Flexpoint Stock Purchase Agreement are being made pursuant to Section 4(2) of the Securities Act and Rule 506 promulgated pursuant to Regulation D under the Securities Act since each of the purchasers in an accredited investor as defined in Rule 501 promulgated pursuant to the Securities Act.

Item 8.01               Other Events.

On October 6, 2006, the Company issued a press release on the proposed acquisition of NLASCO described in Item 1.01 above and issued a press release related to a proposed rights offering.  The press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)                                             Exhibits.

Exhibit No.	Description

2.1

Stock Purchase Agreement dated as of October 6, 2006 among Affordable Residential Communities Inc., ARC Insurance Holdings Inc., C. Clifton Robinson, C.C. Robinson Property, Ltd. and the Robinson Charitable Remainder Unitrust.

4.1	Stock Purchase Agreement dated as of October 6, 2006 among Affordable Residential Communities Inc. and Flexpoint Fund, L.P.
99.1	Press Release dated October 6, 2006.
99.2	Press Release dated October 6, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 6, 2006	AFFORDABLE RESIDENTIAL COMMUNITIES, INC.

	By:	/s/ Scott L. Gesell
Scott L. Gesell
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

2.1

Stock Purchase Agreement dated as of October 6, 2006 among Affordable Residential Communities Inc., ARC Insurance Holdings Inc., C. Clifton Robinson, C.C. Robinson Property, Ltd. and the Robinson Charitable Remainder Unitrust.

4.1	Stock Purchase Agreement dated as of October 6, 2006 among Affordable Residential Communities Inc. and Flexpoint Fund, L.P.

99.1	Press Release dated October 6, 2006.

99.2	Press Release dated October 6, 2006.